UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/2014

Date of reporting period: 7/01/2013 - 12/31/2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2013

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 662-2760

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass
2175 North California Blvd., 10th Floor
Walnut Creek, CA  94596
The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

Thomas J. Herzfeld Chairman, President and Portfolio Manager
January 31, 2014

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2013.  On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $9.02 per share, up 10.60% for the six months then ended and adjusted for the $1.14 per share year-end capital gains distribution paid on January 7, 2014.  The Fund’s share price closed the period at $8.05 per share, a gain of 7.64% over the same semi-annual time period, also adjusted for the distribution.

For calendar year 2013, the Fund’s net asset value appreciated 17.84% while the share price advanced 19.90%; both figures are adjusted for the year-end distribution.

Cuba in the News

The Fund seeks long-term capital appreciation through investment in companies that the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin.  More specifically, our investment strategy, since inception, has focused on Caribbean Basin companies that we believe will benefit from the eventual resumption of U.S. trade with Cuba.  Because of this, we monitor developments related to Cuba very closely.  Although the country has periodically been in the news recently, there has been little change in U.S. policy toward the island nation.

Economic conditions in Cuba have continued to worsen over the past few years and this may be behind some internal reforms.  For instance, in September, a new law created Cuba’s first Special Economic Zone in the city of Mariel, dedicated to exporting goods and providing employment.  President Raul Castro followed this up in October with policies designed to end the dual currency system that was creating two socio-economic classes of Cubans—those that operate in the tourist economy and receive convertible pesos and those that are paid wages in Cuban pesos.  Cubans working in the tourist

Letter to Stockholders (continued)

Erik M. Herzfeld Portfolio Manager

economy have been able to purchase goods earmarked for tourists with convertible pesos but these same products are scarce and difficult for Cubans earning regular pesos to obtain.  This decision to end the dual currency system should promote income equality among the population and lessen some of the inefficiencies dual currency caused.  In our view, both of these initiatives show Cuba’s acknowledgement of the need to lessen government constraints on its economy.

In diplomatic news, President Castro’s attendance at Nelson Mandela’s funeral led to one of the most talked about “handshakes” in modern times.  President Obama shook Castro’s hand in a greeting line of world leaders, generating widespread speculation regarding the easing of U.S.-Cuban relations.  Although the White House quickly downplayed the significance, stating that the gesture was made as a courtesy, we cannot help but feel it may be more than just a polite handshake.

Investment Strategy and Outlook

During the first six months of the Fund’s fiscal year, we realized profits by lightening up in some of our largest core holdings.  We sold portions of our holdings in the following securities, generally realizing long-term gains, some of which were included in the year-end distribution paid by the Fund for calendar 2013: Seaboard Corporation (SEB), PriceSmart Inc. (PSMT), Copa Holdings, S.A. (CPA), Banco Latinoamericano de Comercio Exterior, S.A. (BLX), Norfolk Southern Corporation (NSC), Watsco Incorporated (WSO) and Lennar Corporation (LEN).

Even after the sales, Seaboard remains our largest holding and is among our oldest positions.  We sold shares at an average price of $2851.  PriceSmart, which operates big box stores in Latin America similar to Sam’s Club, rose over 23% in the three days following the October 30th release of its earnings report, slightly beating expectations.  The price gain was partly the result of technical pressures related to a short squeeze as investors with short positions found it difficult to cover their positions after the favorable news.  We sold most of the Fund’s holding in the position at prices between $109.94 and $120.23; as of this writing in mid-January, the stock trades below $100 per share.

After surprisingly strong earnings in the second quarter, Consolidated Water Inc. (CWCO) released a weak third quarter earnings report in November, falling short of Wall Street expectations.  The disappointing earnings were due to lower water sales in the more recent quarter, stemming from greater rainfall in Grand Cayman and less demand.  The stock tumbled 35% off its high and we added to our position on the bad news.  Over the subsequent month, the stock rebounded by nearly 40% from its recent low.

Letter to Stockholders (continued)

Chiquita Brands International Inc. (CQB) followed up an analyst downgrade with a weak earnings report in November.  CQB was down 32% from a high made just two months before.  Once again, we took the opportunity to add to our position on the bad news.  Since bottoming, the stock gained 26.7% through December 31, 2013.

Our Mexican holdings were among our weakest performers for the period.  The Mexican Bolsa lagged the S&P 500 over the last six months of 2013, advancing 6.7%, adjusted for distributions, while the S&P 500 returned 16.9%, adjusted for distributions.  Our largest Mexican holding, Coca Cola Femsa S.A.B. de C.V. ADR (KOF), was our weakest performer in that region.  A combination of slower growth and a new soda tax hurt KOF, but the 40% drop from its all-time high in April 2013 to a low of $109.50 in November 2013 was overdone, in our opinion.  For calendar 2013, the Mexican Bolsa returned 0%, and we believe the country is poised for a rebound in 2014.   The Fund’s Mexican holdings are positioned to participate in a possible rally.

Outlook

We remain confident in our outlook for our major holdings.  In particular, we expect our two largest holdings, SEB and KOF, to do well in 2014 after lackluster performances in 2013.  In our view, SEB is well positioned in the Caribbean to continue to be a leader in agricultural commodities, hog production and processing, and shipping.

KOF is the second largest bottler of Coca-Cola products in the world, and continues to be the main provider to Mexico, Central America, and South America.  With population growth in these regions continuing to outpace the United States, we expect the demand for Coke products will continue to rise.

We are especially optimistic about the cruise line sector.  The Fund maintains significant holdings in Carnival Corp. (CCL), Royal Caribbean Cruises Ltd. (RCL) and Norwegian Cruise Line Holdings Ltd. (NCLH).  The industry seems to have recovered from the black eye received after a series of mishaps in recent years and has been helped by the economic recovery and increased disposable income in U.S. households.  Cruising remains one of the most affordable vacation options and we believe these cruise lines are well positioned for growth in Caribbean destinations.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.  The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.  Portfolio composition is subject to change.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2013.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	56.93%	Seaboard Corporation	8.28%
Mexico	22.62%	Coca Cola Femsa, S.A.B. de C.V. ADR	7.13%
Panama	8.00%	Mastec, Inc.	5.65%
Cayman Island	4.61%	Watsco Incorporated	5.25%
Bahamas	3.93%	Lennar Corp.	5.14%
Colombia	3.12%	Royal Caribbean Cruises Ltd.	4.96%
Puerto Rico	2.22%	Copa Holdings, S.A.	4.46%
Cuba	0.00%	Consolidated Water, Inc.	4.22%
Cash and Other Assets less Liabilities	(1.43%)	Carnival Corp.	4.08%
		Banco Latinoamericano de Comercio Exterior, S.A.	3.54%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board,	Portfolio Manager
President and Portfolio Manager

Schedule of Investments as of December 31, 2013 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common stocks - 102.52% of net assets

Airlines - 4.76%
9,327	Copa Holdings, S.A.	$1,493,346
3,215	ERA Group Inc.*	99,215

Banking and finance - 9.09%
21,280	Bancolombia, S.A.	1,043,146
42,300	Banco Latinoamericano de Comercio Exterior, S.A.	1,185,246
6,000	Popular Inc.*	172,380
3,844	W Holding Co. Inc.*	96
17,643	Evertec Inc.	435,076
12,000	Western Union Company	207,000

Communications - 10.21%
44,690	América Móvil, S.A.B. de C.V. ADR	1,044,405
71,200	América Móvil, S.A.B. de C.V. Series A	84,045
209,144	América Móvil, S.A.B. de C.V. Series L	242,564
13,198	Atlantic Tele-Network, Inc.	746,611
513,210	Fuego Enterprises Inc.*	128,303
212,994	Grupo Radio Centro S.A.B. de C.V.*	284,596
28,400	Grupo Televisa, S.A.B. ADR	859,384
8,030	Spanish Broadcasting System, Inc.*	26,901

Conglomerates and holding companies - 0.05%
250,000	Admiralty Holding Company (Note 2)*	--
70,348	BCB Holdings Ltd.*	15,147
3,250	Shellshock Ltd. Ord.*	2,368

Construction and related - 9.72%
65,561	Cemex S.A.B. de C.V. ADR	775,587
60,341	Cemex S.A.B. de C.V. Series CPO	70,490
20	Ceramica Carabobo Class A ADR (Note 2)*	--
57,800	Mastec, Inc.*	1,891,216
5,500	Vulcan Materials	326,810
1,900	Martin Marietta Materials	189,886

Consumer products and related manufacturing - 5.77%
327,290	Grupo Casa Saba, S.A.B. de C.V.*	175,425
18,300	Watsco Incorporated	1,757,898

*	Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2013 (unaudited)

Shares or Principal Amount	Description	Fair Value

Food, beverages and tobacco - 15.39%
90,900	Chiquita Brands International Inc.*	$1,063,530
53,874	Cleanpath Resources Corp.*	27
19,602	Coca Cola Femsa, S.A.B. de C.V. ADR	2,386,936
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	182,417
9,500	Fomento Económico Mexicano, S.A.B. de C.V. ADR	929,765
20,890	Fresh Del Monte Produce Inc.	591,187

Housing - 5.16%
6,100	Desarrolladora Homex S.A.B. de C.V. ADR*	7,137
43,500	Lennar Corporation	1,720,860

Investment companies - 1.25%
70,348	Waterloo Investment Holdings Ltd. (Note 2)*	--
800	Latin American Discovery Fund	10,448
7,000	iShares S&P Latin America 40 Index Fund	259,280
10,000	Mexico Equity & Income Fund	148,800

Leisure - 13.93%
34,000	Carnival Corp.	1,365,780
35,000	Royal Caribbean Cruises Ltd.	1,659,700
19,467	Steiner Leisure Ltd.*	957,582
19,143	Norwegian Cruise Line Holdings Ltd.*	679,002

Mining - 4.27%
3,872	Grupo México, S.A.B. de C.V. Series B	12,745
27,000	Freeport McMoran Copper	1,018,980
23,900	Tahoe Resources, Inc.*	397,696

Pulp and paper - 0.15%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	51,880

Railroad - 2.77%
10,000	Norfolk Southern Corporation	928,300

Retail - 2.24%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	43,054
1,363	Pricesmart Inc.	157,481
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	550,227

*	Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2013 (unaudited)

Shares or Principal Amount	Description	Fair Value
Service - 0.03%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	8,724

Trucking and marine freight - 10.33%
12,280	Grupo TMM, S.A.B. ADR*	11,175
992	Seaboard Corporation*	2,772,610
2,000	Seacor Holdings, Inc.*	182,400
8,361	Teekay LNG Partners LP	357,098
36,000	Ultrapetrol Bahamas Ltd.*	134,640

Utilities - 6.70%
12,000	Caribbean Utilities Ltd. Class A	132,720
100,117	Consolidated Water, Inc.	1,411,650
700	Cuban Electric Company (Note 2)*	--
40,500	Teco Energy Inc.	698,220

Other - 0.69%
25,000	Geltech Solutions Inc.*	17,500
4,420	Gusbourne PLC*	6,955
13,000	Impellam Group	73,744
55,921	Margo Caribe, Inc.*	134,210
895	Siderurgica Venezolana Sivensa, S.A. ADR (Note 2)*	--
79	Siderurgica Venezolana Sivensa, S.A. Series B (Note 2)*	--

Total common stocks (cost $28,381,204)		$34,321,601

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default	$—

Total bonds (cost $63,038) (Note 2)*		$—

Other assets less liabilities - (2.52%) of net assets		$(842,085)

Net assets - 100%		$33,479,516

*	Non-income producing

See accompanying notes.

Schedule of Investments as of December 31, 2013 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	56.93%
Mexico	22.62%
Panama	8.00%
Other, individually under 5%**	12.45%
100.00%

*	Non-income producing
**	Amount includes other assets less liabilities of (2.52%)

See accompanying notes.

Statement of Assets and Liabilities as of
December 31, 2013 (unaudited)

ASSETS

Investments in securities, at fair value (cost $28,444,242)
(Notes 1 and 2)		$34,321,601
Cash		3,499,769
Dividends receivable		55,529
Other assets		18,867

TOTAL ASSETS		37,895,766

LIABILITIES

Accrued investment advisor fee (Note 3)	$126,948
Distributions payable	4,232,901
Foreign tax withholding	341
Other payables	56,060

TOTAL LIABILITIES		4,416,250

NET ASSETS (Equivalent to $9.02 per share based on 3,713,071* shares outstanding)		$33,479,516

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 3,713,071* shares issued and outstanding		$3,713
Additional paid-in capital		25,958,591
Accumulated net investment gain and net realized gain on investments		1,576,815
Net unrealized gain on investments (Notes 4 and 5)		5,940,397

NET ASSETS		$33,479,516

*	213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

See accompanying notes.

Statement of Operations Six Months Ended
December 31, 2013 (unaudited)

INVESTMENT INCOME AND EXPENSES

Dividends and interest		$321,294

Investment advisor fees (Note 3)	$256,161
Professional fees	41,219
Custodian fees	65,200
Insurance	20,341
CCO salary (Note 3)	13,456
Transfer agent fees	12,000
Director fees	10,400
Listing fees	7,500
Printing and postage	5,960
Proxy services	4,945
Other	2,823
Total investment expenses		440,005

NET INVESTMENT LOSS		(118,711)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	2,635,804
Net increase in unrealized appreciation on investments and foreign currency	749,989

NET GAIN ON INVESTMENTS		3,385,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$3,267,082

See accompanying notes.

Statements of Changes in Net Assets
Six Months Ended December 31, 2013 and Year Ended June 30, 2013

	Six Months Ended 12/31/13 (unaudited)	Year-Ended 6/30/13

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(118,711)	$(124,099)
Net realized gain on investments and foreign currency	2,635,804	4,553,333
Net increase in unrealized appreciation on investments and foreign currency	749,989	1,413,639

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,267,082	5,842,873

DISTRIBUTIONS TO STOCKHOLDERS
Net investment income	--	--
Long-term realized gains	(4,232,900)	(727,762)

NET DISTRIBUTONS TO STOCKHOLDERS	(4,232,900)	(727,762)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(965,818)	5,115,111

NET ASSETS

Beginning	34,445,334	29,330,223

Ending	$33,479,516	$34,445,334

See accompanying notes.

Financial Highlights

	Six Months Ended 12/31/13		Year Ended June 30
	unaudited		2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$9.28		$7.90	$8.13	$6.12	$5.35

Operations:
Net investment loss	(0.03)		(0.03)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	0.91		1.61	(0.11)	2.07	0.84
Total from operations	0.88		1.58	(0.17)	2.01	0.77

Distributions:
From net investment income	--		--	--	--	--
From net realized gains	(1.14)		(0.20)	(0.06)	--	--
Total distributions	(1.14)		(0.20)	(0.06)	--	--

Net asset value, end of year	$9.02		$9.28	$7.90	$8.13	$6.12

Per share market value, end of year	$8.05		$8.51	$6.97	$7.14	$5.67

Total investment return (loss) based on market value per share	7.64%		25.31%	(1.39%)	25.93%	(6.59%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$33,480		$34,445	$29,330	$30,169	$22,707
Ratio of expenses to average net assets	2.50	%1	2.50%	2.68%	2.66%	2.78%
Ratio of net investment loss to average net assets	(0.68	%)1	(0.38%)	(0.81%)	(0.81%)	(1.05%)
Portfolio turnover rate	14%		37%	15%	22%	27%

1	This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

See accompanying notes.

Notes to Financial Statements (unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”).  Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders.  The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

At December 31, 2013, the Fund had foreign investments in companies operating principally in Mexico and Panama representing approximately 22.62% and 8.00% of the Fund’s net assets, respectively.

The Fund’s custodian and transfer agent is State Street Bank and Trust Company (“SSBT”), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts  02117.

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches.  In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Notes to Financial Statements (unaudited)

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments

Level 2:	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements (unaudited)

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

LEVEL	Investments in Securities
Level 1	$33,704,390
Level 2	$617,211
Level 3	$0*

*	See Note 2, non-marketable and restricted securities owned

Investment in Securities at Value Level 3
Balance as of 6/30/13	$0
Realized/Unrealized gain/(loss)	0
Net purchases	0
Transfer into Level 3	0
Transfer out of Level 3	0
Balance as of 12/31/13	$0

All transfers are recognized by the Fund at the end of each reporting period.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors.  Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (unaudited)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available.  Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value.  The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment.  An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value.  Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments.  Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.  The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities.  It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Notes to Financial Statements (unaudited)

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT.  The Fund transacts with other brokers.  The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders.  Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  For the six months ended December 31, 2013, a distribution from long-term capital gains of $1.13 per share and from short-term capital gains of $0.01 per share was declared on November 14, 2013.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that required disclosure in the financial statements.

Notes to Financial Statements (unaudited)

NOTE 2. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038.  The bonds were listed on the New York Stock Exchange and had been trading in default since 1960.  A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006.  The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue.  As of December 31, 2013, the position was valued at $0 by the Board of Directors, which approximates the bonds’ fair value.

Investments in securities also include 250,000 shares of Admiralty Holding Company, 20 shares of Ceramica Carabobo Class A ADR, 700 shares of Cuban Electric Company, 895 shares of Siderurgica Venezolana Sivensa, S.A. ADR, 79 shares of Siderurgica Venezolana Sivensa S.A. Series B and 70,348 shares of Waterloo Investment Holdings Ltd.   As of December 31, 2013, the positions were valued at $0 by the Board of Directors, which approximates their fair value.

Two of the Fund’s holdings are currently segregated and restricted from transfer.  These securities are: $165,000 principal value Republic of Cuba bonds, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $0.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the six months ended December 31, 2013 amounted to $256,161, of which $126,948 is payable as of December 31, 2013.

A director of the Fund served on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.  A director of the Fund is an owner of the Advisor and the owner of Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $13,456 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund.

Notes to Financial Statements (unaudited)

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2013, purchases and sales of investment securities were $4,797,275 and $7,714,368, respectively.

At December 31, 2013, the Fund’s investment portfolio had gross unrealized gains of $8,153,971 and gross unrealized losses of $2,213,574, resulting in a net unrealized gain of $5,940,397 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund’s net investment loss for the year ended June 30, 2013 does not differ from the net investment loss for tax purposes.  Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2013, for tax purposes the Fund’s undistributed net investment loss was $0 and its accumulated net realized gain on investments was $3,743,291.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $475,477 due to wash sale adjustments.  As of June 30, 2013, gross unrealized gains were $7,265,828 and gross unrealized losses were $2,550,817 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2013 result from differences between book and tax accounting for the characterization of foreign currency losses and the write-off of the Fund’s net investment loss for tax purposes.  Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investment	Additional Paid In Capital
Year ended June 30, 2013	$124,099	$20,638	($144,737)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2010.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Fund

Notes to Financial Statements (unaudited)

recording a tax liability that reduces ending net assets.  This policy has been applied to all existing tax positions upon the Fund’s initial adoption for the period ended June 30, 2009.  Based on its analysis, the Fund has determined that the adoption of this policy did not have a material impact on the Fund’s financial statements upon adoption.  However, the Fund’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the period ended June 30, 2013.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share.  Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284.  The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

Year-End Distributions

No distribution was declared during the fiscal years ended June 30, 2011 or 2010.

On January 9, 2012, the Fund paid a year-end distribution of $0.0634 per share in cash.

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

Results of November 13, 2013 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 13, 2013.  At the meeting two nominees for Director posts were elected as follows:

	Votes for	Votes withheld
John A. Gelety	3,045,889	111,743
Ann S. Lieff	3,099,927	57,705

The terms of office as directors of Kay W. Tatum, Michael A. Rubin and Thomas J. Herzfeld continued after the meeting.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.
State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant.  The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.
CASH OPTION.  Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.
MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.
MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases.  The weighted average price (including brokerage commissions) of all Common Stock purchased by the

Dividend Reinvestment Plan (continued)

Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.
The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.
Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable.  The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee.  The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below.  The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.
There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts.  The Agent may, however, charge Participants for extra services performed at their request.  The Plan may be amended in the future to impose a service charge.  In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence.  In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.
The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account.  Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.
The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA  02117-0642, or by calling the Agent at (617) 662-2760.  Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors, including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Agreement”) at a meeting held on August 13, 2013.

Before the meeting to determine whether to approve the Agreement, the Board had the opportunity to review written materials provided by the Advisor and by legal counsel to the Fund which contained information to help the Board evaluate the Agreement. The materials included (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the current investment advisory agreement between the Fund and the Advisor; (iv)  audited financial statements for the Advisor for the year-ended December 31, 2012 and unaudited financial statements for the six months ended June 30, 2013; (v) the Advisor’s Form ADV Parts I and II; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including Latin American regional and single country funds) for the one-year period ended December 31, 2012 and the six-month period ended June 30, 2013; and (vii) comparative expense ratio and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its shareholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisors, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Mexico and Latin America region.  The Board considered performance of the Fund noting that the Fund’s net asset value performance was in line with funds used in the comparative data for the one-year period ended December 31, 2012 and six-month period ended June 30, 2013.  It was also noted that market price performance was slightly lower than the average of funds used in the comparison, reflecting a widening of the Fund’s discount level.  The board concluded that

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor’s profitability.  The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds.  The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy.  The Board also noted that the Fund is considerably smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds used in comparison.  The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies. The Directors also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Advisor, and the investment performance of the Fund.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Board recognized that because of the closed-end structure of the Fund, and that there is no influx of additional capital, this particular factor is less relevant to the Fund than it would typically be to an open-end fund.  The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is closed-ended.

The Board also considered its deliberations regarding the Advisor’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process.  The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis.  The Board also considered whether any events occurred that would constitute a reason not to renew the Agreement and concluded there were not.

After deliberation and further consideration of the factors discussed above and information presented at the August 13, 2013 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Agreement for an additional one-year period.  In arriving at this decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling, but made their determination in light of all the circumstances.  The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2012 to June 30, 2013, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Officers and Directors

Officers

THOMAS J. HERZFELD
Director, Chairman of the Board,
President and Portfolio Manager
ERIK M. HERZFELD
Portfolio Manager
CECILIA GONDOR
Secretary, Treasurer,
Chief Compliance Officer

Independent Directors

JOHN A. GELETY
Director
ANN S. LIEFF
Director
MICHAEL A. RUBIN
Director
KAY W. TATUM, Ph.D.
Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
Miami Beach, FL  33139

ITEM 2. CODE OF ETHICS.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended December 31, 2013, there were no changes of any of the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2013 and ending July 31, 2013)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2013 and ending August 31, 2013)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2013 and ending September 30, 2013)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2013 and ending October 31, 2013)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2013 and ending November 30, 2013)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2013 and ending December 31, 2013)	7,900	7.8187	n/a	n/a
Total	7,900	7.8187	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference to Exhibit 99.CodeEth of the registrant's Form N-CSR filed on August 31, 2011.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: February 28, 2014

By: /s/ Cecilia L. Gondor
Cecilia L. Gondor
Secretary and Treasurer
(Principal Financial Officer)

Date: February 28, 2014